SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 4, 2003


                            LOEHMANN'S HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-28410                 13-4129380
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                  File No.)          Identification No.)

2500 Halsey Street, Bronx, NY                                           10461
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Exhibits
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       99.1            Press Release dated April 4, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 4, 2003 Loehmann's Holdings, Inc. (the "Company") issued a press release announcing the Company's financial results for the fiscal year ended February 1, 2003.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Dated: April 9, 2003

                              Loehmann's Holdings, Inc.


                              By: /s/ Robert Glass
                                 -------------------------------------
                                 Name:  Robert Glass
                                 Title: Chief Operating Officer, Chief Financial
                                        Officer and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
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99.1                Press Release dated April 4, 2003